Property and Equipment - Components of Property and Equipment (Detail) - USD ($) $ in Thousands	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Furniture and fixtures		$ 367	$ 308
Office equipment		652	425
Software		601	439
Leasehold improvements		417	82
Manufacturing equipment		974	937
Total property and equipment		3,011	2,191
Less accumulated depreciation and amortization		(1,358)	(1,209)
Property and equipment — net	$ 2,511	$ 1,653	$ 982